FIVE STARS FROM MORNINGSTAR*

The China Region Opportunity Fund earned Morningstar's coveted five-star rating among 939 international equity funds for its performance during the one-year period ended 3/31/97. Morningstar has since stopped issuing one-year star ratings for mutual funds.

MONEY MARKET YIELD UPDATE**

U.S. TREASURY SECURITIES CASH FUND
7 Day Simple 4.52%
7 Day Effective 4.62%

U.S. GOVERNMENT SECURITIES SAVINGS FUND
7 Day Simple 5.29%
7 Day Effective 5.43%

*Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' one-, three-, five- and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns. The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star to funds in the bottom 10%. The China Region Opportunity Fund received five stars out of 939 international equity funds for one year and two stars out of 478 funds for three years. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares.**As of 6/30/97. Like all other mutual funds, the Fund is neither sponsored nor guaranteed by the U.S. government, neither a deposit of nor endorsed by any bank and neither insured by the FDIC nor any other agency. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/98, or until such later date as the Advisor determines. In accordance with SEC guidelines, capital gains or losses are excluded from yield calculations. The Fund's Advisor subsidized certain Fund expenses, enhancing the yield.